Exhibit 99.1

NEWS RELEASE

For Immediate Release                   Contact:         William W. Sherertz
                                                         President and
                                                         Chief Executive Officer

                                      Telephone:         (503) 220-0988

                         BARRETT BUSINESS SERVICES, INC.
                 ANNOUNCES FIRST QUARTER 2003 OPERATING RESULTS

     PORTLAND, OREGON, April 30, 2003 - Barrett Business Services, Inc. (Nasdaq trading symbol: "BBSI") reported today a net loss of $343,000 for the first quarter ended March 31, 2003, an improvement of $74,000 from a net loss of $417,000 for the first quarter of 2002. The diluted loss per share for the 2003 first quarter was $(.06) as compared to a diluted loss per share of $(.07) for the same quarter a year ago.

     Revenues for the first quarter ended March 31, 2003 totaled $23.4 million, a decrease of approximately $2.3 million or 9.1% from the $25.7 million for the same quarter in 2002.

                                                                  (Unaudited)
                                                             First Quarter Ended
                                                                   March 31,
                                                     ------------------------------------
     Results of Operations                                 2003                 2002
-------------------------------------------------    ----------------     ---------------
  (in thousands, except per share amounts)
Revenues:
  Staffing services                                      $ 20,110            $ 22,570
  Professional employer service fees                        3,287               3,168
                                                     ----------------     ---------------
      Total revenues                                       23,397              25,738
                                                     ----------------     ---------------
Cost of revenues:
  Direct payroll costs                                     14,798              16,634
  Payroll taxes and benefits                                3,805               3,692
  Workers' compensation                                     1,425               1,625
                                                     ----------------     ---------------
      Total cost of revenues                               20,028              21,951
                                                     ----------------     ---------------
Gross margin                                                3,369               3,787
Selling, general and administrative expenses                3,596               4,199
Depreciation and amortization                                 280                 312
                                                     ----------------     ---------------
Loss from operations                                         (507)               (724)
Other (expense) income, net                                    (6)                 11
                                                     ----------------     ---------------
Loss before taxes                                            (513)               (713)
Benefit from income taxes                                    (170)               (296)
                                                     ----------------     ---------------
Net loss                                                   $ (343)             $ (417)
                                                     ================     ===============
Basic loss per share                                       $ (.06)             $ (.07)
                                                     ================     ===============
Weighted average basic shares outstanding                   5,748               5,821
                                                     ================     ===============
Diluted loss per share                                     $ (.06)             $ (.07)
                                                     ================     ===============
Weighted average diluted shares outstanding                 5,748               5,821
                                                     ================     ===============

     William W. Sherertz, President and Chief Executive Officer, commented that:
"We are relatively pleased with the improved results for the 2003 first quarter and encouraged by our growth prospects for the balance of the year. With the anticipated completion of a real

News Release - First Quarter 2003
April 30, 2003


estate   sale-leaseback   transaction  in  the  second  quarter,  we  expect  to
substantially reduce our bank debt during the current quarter, which will position the Company very well for the future."

     The Company changed its reporting of PEO revenues from a gross basis to a net basis in 2002 because it was determined that the Company was not the primary obligor for the services provided by employees pursuant to its PEO contracts. The gross revenue information below is presented for comparison purposes only.

                                                                     (Unaudited)
                                                                First Quarter Ended
                                                                      March 31,
                                                     -----------------------------------------
                                                             2003                  2002
                                                     -------------------    ------------------
Revenues:
  Staffing services                                       $ 20,110              $ 22,570
  Professional employer services                            20,539                18,395
                                                     -------------------    ------------------

      Total revenues                                      $ 40,649              $ 40,965
                                                     -------------------    ------------------
Cost of revenues:
  Direct payroll costs                                      32,050                31,861
  Payroll taxes and benefits                                 3,805                 3,692
  Workers' compensation                                      1,425                 1,625

                                                     -------------------    ------------------
      Total cost of revenues                                37,280                37,178
                                                     -------------------    ------------------

Gross margin                                                $3,369                $3,787
                                                     ===================    ==================

     A reconciliation of gross PEO revenues to net PEO revenues is as follows:

For the quarter ended March 31, 2003 (in thousands)

                                                      Gross Revenue                                             Net Revenue
                                                     Reporting Method            Reclassification             Reporting Method
                                                  -----------------------    -------------------------     -----------------------
Revenues:
  Staffing services                                            $ 20,110                     $       -                    $ 20,110
  Professional employer services                                 20,539                       (17,252)                      3,287
                                                  -----------------------    -------------------------     -----------------------

      Total revenues                                           $ 40,649                     $ (17,252)                   $ 23,397
                                                  =======================    =========================     =======================

Cost of revenues:
  Direct payroll costs                                         $ 32,050                     $ (17,252)                   $ 14,798
                                                  =======================    =========================     =======================

For the quarter ended March 31, 2002 (in thousands)

                                                      Gross Revenue                                             Net Revenue
                                                     Reporting Method            Reclassification             Reporting Method
                                                  -----------------------    -------------------------     -----------------------
Revenues:
  Staffing services                                            $ 22,570                     $       -                    $ 22,570
  Professional employer services                                 18,395                       (15,227)                      3,168
                                                  -----------------------    -------------------------     -----------------------

      Total revenues                                           $ 40,965                     $ (15,227)                   $ 25,738
                                                  =======================    =========================     =======================

Cost of revenues:
  Direct payroll costs                                         $ 31,861                     $ (15,227)                   $ 16,634
                                                  =======================    =========================     =======================

Barrett Business Services, Inc.
News Release - First Quarter 2003
April 30, 2003

     The following summarizes the unaudited balance sheets at March 31, 2003 and December 31, 2002.


($ in thousands)                                          March 31,           December 31,
                                                            2003                 2002
                                                     -----------------    -----------------
                                        Assets
                                        ------
Current assets:
Cash and cash equivalents                                 $   239              $    96
  Income taxes receivable                                       -                1,923
  Trade accounts receivable, net                           10,983               11,357
  Prepaid expenses and other                                1,811                1,040
  Deferred income taxes                                     1,944                2,111
                                                     -----------------    -----------------
       Total current assets                                14,977               16,527
Goodwill, net                                              18,749               18,749
Intangibles, net                                               46                   59
Property, equipment and software, net                       4,942                5,167
Restricted marketable securities and workers'
  compensation deposits                                     4,341                4,286
Deferred income taxes                                       1,445                1,445
Other assets                                                  929                1,064
                                                     -----------------    -----------------
                                                          $45,429              $47,297
                                                     =================    =================


                      Liabilities and Stockholders' Equity
                      ------------------------------------

Current liabilities:
  Current portion of long-term debt                       $   422              $   434
  Line of credit payable                                    1,793                3,513
  Accounts payable                                            979                  834
  Accrued payroll, payroll taxes and related benefits       6,358                4,897
  Workers' compensation claims liabilities                  2,127                3,903
  Safety incentives payable                                   346                  406
  Other accrued liabilities                                 1,108                  305
                                                     -----------------    -----------------
      Total current liabilities                            13,133               14,292
Long-term debt, net of current portion                        400                  488
Customer deposits                                             444                  443
Long-term workers' compensation claims liabilities          2,487                2,492
Other long-term liabilities                                   650                  797
Stockholders' equity                                       28,315               28,785
                                                     -----------------    -----------------
                                                          $45,429              $47,297
                                                     =================    =================

     Barrett Business Services, Inc. is a human resource management company with offices in seven states, which serve customers in approximately 15 states.

     Statements in this release about future events or performance are forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Factors that could affect future results include economic conditions in the Company's service areas, the effect of changes in the Company's mix of services on gross margin, future workers' compensation claims experience, collectibility of accounts receivable, and availability of

Barrett Business Services, Inc.
News Release - First Quarter 2003
April 30, 2003

funding for working capital purposes, among others. Other important factors that may affect the Company's future prospects are described in the Company's 2002 Annual Report on Form 10-K. Although forward-looking statements help to provide complete information about the Company, readers should keep in mind that forward-looking statements may be less reliable than historical information.

                                      #####